UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

Biogen Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Binney Street, Cambridge, Massachusetts 02142
(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value	BIIB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 2, 2021, Biogen Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved and adopted a Certificate of Amendment (the “Certificate of Amendment”) of the Company’s Amended and Restated Certificate of Incorporation, as amended, to add a federal forum selection provision.
The Certificate of Amendment had previously been approved, subject to stockholder approval, by the Company’s Board of Directors.
A detailed discussion of the Certificate of Amendment is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 23, 2021 (the “Proxy Statement”) and a copy thereof is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.
On June 2, 2021, the Company held its Annual Meeting. The final voting results for the Annual Meeting are as follows:

1.Stockholders elected thirteen nominees to the Board of Directors to serve for a one-year term extending until the 2022 annual meeting of stockholders and their successors are duly elected and qualified, with the votes cast as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alexander J. Denner	85,324,257	34,751,992	198,427	10,880,432
Caroline D. Dorsa	98,819,920	21,275,514	179,242	10,880,432
Maria C. Freire	102,423,484	17,668,982	182,210	10,880,432
William A. Hawkins	102,601,625	17,449,106	223,945	10,880,432
William D. Jones	102,203,806	17,915,695	155,175	10,880,432
Nancy L. Leaming	99,406,303	20,752,629	115,744	10,880,432
Jesus B. Mantas	101,944,487	18,188,895	141,294	10,880,432
Richard C. Mulligan	98,651,559	21,476,216	146,901	10,880,432
Stelios Papadopoulos	87,157,129	32,432,277	685,270	10,880,432
Brian S. Posner	97,506,775	22,559,655	208,246	10,880,432
Eric K. Rowinsky	79,563,772	40,575,162	135,742	10,880,432
Stephen A. Sherwin	100,417,717	19,705,006	151,953	10,880,432
Michel Vounatsos	101,525,313	18,635,486	113,877	10,880,432
2.Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
129,131,951	1,889,233	133,924	—

3.Stockholders approved the advisory vote on executive compensation, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,401,387	56,206,071	4,667,218	10,880,432

4.Stockholders approved the amendment to Biogen’s Amended and Restate Certificate of Incorporation, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
106,341,789	13,671,058	261,829	10,880,432

5.Stockholders rejected the stockholder proposal requesting a report on Biogen’s lobbying activities, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,062,108	70,842,236	370,332	10,880,432

6.Stockholders rejected the stockholder proposal requesting a report on Biogen's gender pay gap, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,409,376	91,923,643	941,657	10,880,432

Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Biogen Inc.’s Amended and Restated Certificate of Incorporation, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Biogen Inc.
By: /s/ Suzanne Murray
Suzanne Murray
Assistant Secretary

Date: June 8, 2021